UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of report (Date of earliest event
                           reported) February 20, 2007

                           Build-A-Bear Workshop, Inc.
                -------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                  001-32320                43-1883836
   ----------------------       -------------------     ---------------------
      (State or Other              (Commission              (IRS Employer
       Jurisdiction of             File Number)          Identification No.)
       Incorporation)

           1954 Innerbelt Business Center Drive                 63114
                   St. Louis, Missouri                      --------------
         ------------------------------------------           (Zip Code)
          (Address of Principal Executive Offices)

                                 (314) 423-8000
                   ------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.
------------------------------------------------------------

     On February 20, 2007, Build-A-Bear Workshop, Inc. (the "Company") issued a press release announcing, among other things, total revenue, net retail sales, net income and diluted earnings per share for the fourth quarter and full year of fiscal 2006. The press release also included expected store openings, revenue growth, diluted earnings per share, marketing expense and capital spending for fiscal 2007.

     The press release also announced that the Board of Directors of the Company has approved a $25 million stock repurchase program, as discussed further below.

     A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein. The description of the press release contained herein is qualified in its entirety by the full text of such exhibit.

     This information furnished in Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing. In addition, this report (including Exhibit 99.1) shall not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely as a requirement of this Item.


Item 8.01.     Other Events.
---------------------------

     As noted in the press release attached hereto as Exhibit 99.1, the Company has announced the adoption of a $25 million stock repurchase program. The stock repurchase program authorizes the Company to repurchase shares of its common stock, in the open market or privately negotiated transactions, at times and prices considered appropriate by the Company depending upon prevailing market conditions and other corporate considerations. It is expected that repurchases, if any, would be completed no later than the end of the first quarter of 2008.


Item 9.01.     Financial Statements and Exhibits.
------------------------------------------------

(d)  Exhibits

Exhibit Number       Description of Exhibit
--------------       ----------------------

99.1                 Press Release dated February 20, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BUILD-A-BEAR WORKSHOP, INC.



Date: February 20, 2007                   By:    /s/ Tina Klocke
                                                 -------------------------------
                                          Name:  Tina Klocke
                                          Title: Chief Financial Bear, Secretary
                                                 and Treasurer

                                  EXHIBIT INDEX


Exhibit Number       Description of Exhibit
--------------       ----------------------

99.1                 Press Release dated February 20, 2007